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                                                                    EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Spatial Technology Inc.:

We consent to the use of our report dated January 22, 1999 incorporated herein by reference.

                                              /s/ KPMG LLP
                                              KPMG LLP

Boulder, Colorado
August 25, 1999